Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE 14 – Subsequent Events

In January 2018, Sigma issued each of its four non-employee directors 5,814 shares of common stock, under the 2013 Equity Incentive Plan, with such shares to vest ratably over four quarterly installments, subject in each case to such director’s continuing service as a director.

In February 2018, Sigma granted Mark Cola ten-year options under the 2013 Equity Incentive Plan to purchase an aggregate of 123,500 shares of common stock, with the options having an exercise price of $1.49 per share, and to vest and become exercisable ratably over 17 monthly installments on the 15th day of each month commencing on March 15, 2018, subject in each case to Mr. Cola’s continuing employment.

In February 2018, the Company and Ron Fisher entered into Amendment No. 2 to Mr. Fisher’s Employment Offer Letter Agreement, pursuant to which Mr. Fisher will become entitled to receive performance-based stock and cash bonuses if certain milestones are satisfied by December 31, 2018, so long as Mr. Fisher remains an employee of the Company as of the date the applicable milestone is satisfied. The maximum shares of stock potentially issuable under this agreement is 23,000 shares.

In February 2018, Sigma granted nine employees ten-year options under the 2013 Equity Incentive Plan to purchase an aggregate of 70,188 shares of common stock, with each option having an exercise price of $1.56 per share, with each option to vest from and after February 26, 2018 and in accordance with the vesting schedule of each such person’s existing stock option (i.e., vesting in the same proportions (as closely as possible) and at the same rate), and if any such person did not have an existing stock option, the vesting schedule of such person’s option is to conform to the vesting schedule of the stock option most recently granted by the Company to a non-executive employee (i.e., vesting in the same proportions (as closely as possible) and at the same rate), subject in each case to the employee’s continuing employment.

Effective March 5, 2018, the Amended and Restated Articles of Incorporation, as amended, of Sigma was amended pursuant to a Certificate of Amendment filed with the Nevada Secretary of State to increase the authorized number of shares of Sigma’s common stock to 15,000,000.

In March 2018, Morf3D, Inc. paid the Company $ 535,096 in full satisfaction of the Company’s loan made to Morf3D, Inc. in 2017.

In April 2018, Sigma issued 1,000 shares of the Company’s newly-created non-voting Series B Convertible Preferred Stock, which are initially convertible into up to 1,000,000 shares of common stock, and warrants to purchase an aggregate of up to 750,000 shares of the Company’s common stock, for an aggregate purchase price of $1,000,000.The warrants have an initial exercise price of $1.47 per share, the closing price of the Company’s Common Stock reported on The NASDAQ Capital Market on April 6, 2018, subject to adjustment in certain circumstances. The net proceeds to the company were approximately $840,000 after commissions and other offering expenses. Sigma also issued Dawson James Securities, Inc., its placement agent in the foregoing private placement, warrants to purchase up to 140,000 shares of common stock, at an exercise price of $1.47 per share, as compensation.